Q1 2019 earnings release April 17, 2019 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of March 31, 2019. PAGE DISCLAIMER

COMPANY OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com COMMUNITY BANKING Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Consumer lending and single-family mortgage origination DIFFERENTIATED MODEL Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions COMMERCIAL FINANCE Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

PLATFORM OVERVIEW – LENDING PAG PAGE E 23% Texas Geographic Lending Concentrations1 as of March 31, 2019 1 Excludes factored receivables 26% Colorado 1% Kansas 7% Iowa 15% Illinois 5% New Mexico

PLATFORM OVERVIEW – BRANCH NETWORK PAPAGE GE Western division 30 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CDs) Currently constructing a full service branch Mountain division 7 branches in Colorado 3 branches in New Mexico

LOAN PORTFOLIO DETAIL PAGEPAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 43190 43281 43373 43465 43555 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Community Banking 1,937.463 1,989.508 2,228.6370000000002 2,634.4520000000002 2,425.9229999999998 Equipment 260.50200000000001 290.31400000000002 323.83199999999999 109.812 364.447 0.30704598187280635 Commercial Finance: Asset based lending (General) 230.31399999999999 261.41199999999998 273.096 104.974 174.447 0.14697130282253784 Premium Finance 48.561 51.415999999999997 75.293000000000006 141.61500000000001 77.388999999999996 6.520010177379594E-2 Factored receivables 397.14499999999998 603.81200000000001 611.28499999999997 617.79100000000005 570.66300000000001 0.48078261353085994 Q1 2019 Commercial Finance Products $1,186.9459999999999 Community Banking $2,425.9229999999998 Real Estate & Farmland $1,589.25 Commercial Real Estate $1,093.8820000000001 Commercial $501.35700000000008 Construction, Land Development, Land $145.00200000000001 Consumer $27.940999999999999 1-4 Family Residential Properties $194.06700000000001 Mortgage Warehouse $307.375 Farmland $156.29900000000001 Commercial $501.35700000000008 Consumer $27.940999999999999 Community Banking Mortgage Warehouse $307.375 Agriculture $138.19999999999999 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $1,093.9000000000001 Construction, Land & Development $145 1-4 Family Residential $194.1 Farmland $156.30000000000001 COMMERCIAL Agriculture $138.19999999999999 General $363.2 CONSUMER $27.9 MORTGAGE WAREHOUSE $307.39999999999998 FACTORED RECEIVABLES $2,426 Triumph Business Capital $534.40000000000009 $0 Triumph Commercial Finance $36.299999999999997 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $364.4 ASSET BASED LENDING $174.4 PREMIUM FINANCE $77.400000000000006 $1,186.9000000000001 43190 43281 43373 43465 43555 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Community Banking 1,937.463 1,989.508 2,228.6370000000002 2,634.4520000000002 2,425.9229999999998 Equipment 260.50200000000001 290.31400000000002 323.83199999999999 109.812 364.447 0.30704598187280635 Commercial Finance: Asset based lending (General) 230.31399999999999 261.41199999999998 273.096 104.974 174.447 0.14697130282253784 Premium Finance 48.561 51.415999999999997 75.293000000000006 141.61500000000001 77.388999999999996 6.520010177379594E-2 Factored receivables 397.14499999999998 603.81200000000001 611.28499999999997 617.79100000000005 570.66300000000001 0.48078261353085994 Q1 2019 Commercial Finance Products $1,186.9459999999999 Community Banking $2,426.229999999997 <<<<<<<<<< MANUAL Round Real Estate & Farmland $1,589.25 Commercial Real Estate $1,093.8820000000001 Commercial $501.35700000000008 Construction, Land Development, Land $145.00200000000001 Consumer $27.940999999999999 1-4 Family Residential Properties $194.06700000000001 Mortgage Warehouse $307.375 Farmland $156.29900000000001 Commercial $501.35700000000008 Consumer $27.940999999999999 Community Banking Mortgage Warehouse $307.375 Agriculture $138.19999999999999 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $1,093.9000000000001 Construction, Land & Development $145 1-4 Family Residential $194.1 Farmland $156.30000000000001 COMMERCIAL Agriculture $138.19999999999999 General $363.2 CONSUMER $27.9 MORTGAGE WAREHOUSE $307.39999999999998 FACTORED RECEIVABLES $2,426 Triumph Business Capital $534.40000000000009 $0 Triumph Commercial Finance $36.299999999999997 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $364.4 ASSET BASED LENDING $174.4 PREMIUM FINANCE $77.400000000000006 $1,186.9000000000001 2425.9 1186.9000000000001 3612.8

Return on Average Assets (“ROAA”) Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes 5.52% 3.70% 1.82% 0.09% 0.40% LONG TERM PERFORMANCE GOALS VS ACTUAL Q1 PAPAGE GE Annualized performance metrics presented are for the three months ended March 31, 2019. Reconciliations of these financial measures can be found at the end of the presentation. Goal 5.50 - 6.00% Goal > 2.70% Goal < 0.30% Goal ~ 0.50% Goal > 1.80% Goal 2.80 - 3.30% 1.33%

INVESTMENT CONSIDERATIONS PAGEPAGE Coverage Analysts: Matthew Olney – Stephens, Inc. Brad Milsaps – Sandler O’Neill & Partners Brady Gailey – Keefe, Bruyette & Woods, a Stifel Company Jared Shaw – Wells Fargo Securities, LLC Stephen Moss – B. Riley FBR, Inc. Brett Rabatin – Piper Jaffray & Co. Gary Tenner – D.A. Davidson & Co.

Q1 2019 RESULTS AND RECENT DEVELOPMENTS PAGE Diluted earnings per share of $0.55 for the quarter Total loans held for investment portfolio growth of $4.2 million – consistent with seasonal first quarter loan growth experienced in prior years Total real estate loan growth of $56.9 million Commercial finance loan portfolio decrease of $69.3 million, including a $47.1 million decrease in factored receivables and a $39.7 million decrease in asset-based lending, partially offset by a $12.4 million increase in equipment lending and a $5.1 million increase in premium finance lending Repurchased 247,312 shares into treasury stock under the stock repurchase program at an average price of $30.51, for a total of $7.6 million $14.8 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH (5.5)% NIM 6.15% Net Interest Margin1 ROAA 1.33% Return on Average Assets TCE/TA 10.37% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $1,557 in Q1 2019 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation

LOAN YIELDS AND NET INTEREST MARGIN PAGPAGE E Loan yields and Net Interest Margin *Includes discount accretion on purchased loans of $1,977 in 1Q18, $3,637 in 2Q18, $1,271 in 3Q18, $1,411 in 4Q18, and $1,557 in 1Q19 (dollars in thousands) **SNL U.S. Bank $1-$5B: Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL’s coverage universe with $1B to $5B in Assets. Q1 2019 SNL data not available

TRIUMPH BUSINESS CAPITAL FACTORING PAGE PAGE Yield of 17.96% in the current quarter Average annual charge-off rate of 0.39% over the past 3 years 6,382 factoring clients at March 31, 2019 * On June 2, 2018, we acquired the transportation factoring assets of Interstate Capital Corporation and certain of its affiliates

Annual Gross Revenues (8% GDP) $750 Billion : 4 Million Trucks For-Hire $400 Billion : 2.6 Million Trucks *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data Triumph purchases ~10% of the available invoices from our ~$60 billion target market Contract $225 Billion 3PLs/Broker $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3 PLs $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3 PLs 19,500 175 ~$170 Billion triumph’s transportation finance opportunity PAGPAGE E ~$60 Billion

LOAN PORTFOLIO PAGE

DEPOSIT MIX AND GROWTH PAGPAGE E *Deposits totaling $601.2 million and $73.5 million were assumed in the First Bancorp of Durango, Inc. and Southern Colorado Corp. acquisitions, respectively

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable Includes discount accretion on purchased loans of $1,977 in 1Q18, $3,637 in 2Q18, $1,271 in 3Q18, $1,411 in 4Q18, and $1,557 in 1Q19 (dollars in thousands) Asset quality ratios exclude loans held for sale Current quarter ratios are preliminary 43555QTD 43465QTD 43373QTD 43281QTD 43190QTD 43555 43465 43373 43281 43190 As of and For the Three Months Ended Key Metrics March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 Performance ratios - annualized ROAA Return on average assets 1.332190367705069% 1.598366446545838% .895888860348001% 1.368913918307048% 1.43488217291413% ROATCE Return on average tangible common equity (ROATCE) (1) 0.13429444272197608 0.16734623929529752 7.566729599617285% 9.950252430952552% 0.14748163086412747 Yield_Loans Yield on loans(2) 7.99% 8.14% 8.33% 8.9% 7.65% CostOfTotalDeposits Cost of total deposits .989966407274788% .909444799833016% .854826457502392% .728648800964141% .676491909921952% NIM Net interest margin(2) 6.149417161132849% 6.340318149705548% 6.587251816912991% 6.355209121569136% 6.615380371230043% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.696209686233955% 3.55021454457923% 4.190323750768411% 3.587460180756773% 3.432773044113241% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1) 3.696209686233955% 3.55021454457923% 3.616676755337314% 3.46654615798428% 3.560131312614495% Efficiency_Unadjusted Efficiency ratio 0.70540688936196283 0.65521880825205669 0.721482498835187 0.6426335152399435 0.65088187279611953 Efficiency Adjusted efficiency ratio (1) 0.70540688936196283 0.65521880825205669 0.63493709562202605 0.62383665258488064 0.66449018609204968 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets .842263656429192% .839492440313445% .93030749584206% 1.27793716964838% 1.467837098863146% ALLL to total loans ALLL to total loans .764074202524365% .764026598356613% .776050405692479% .76794280676573% .696663343754404% Net charge-offs to average loans Net charge-offs to average loans 27730538396891915.277305383968919% 45176188551532438.451761885515324% .124316094470515% 13038804646194944.130388046461949% 46044991812014998.46044991812015% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.113191 0.110794 0.11748529030204684 0.15002799999999999 0.11227588755937876 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.11759699999999999 0.114901 0.11160782043180321 0.14676400000000001 0.11535735876901632 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 0.108137 0.10545400000000001 9.963598284830128% 0.133244 0.10049263549053036 Total capital to risk-weighted assets Total capital to risk-weighted assets 0.13620499999999999 0.133522 0.13048520111929465 0.16733500000000001 0.13662722385560225 Per Share Amounts Common Book Value per share, basic Book value per share $24.194290588437159 $23.621812441780939 $23.09693951782895 $22.755096533481389 $18.885720879181353 Tangible common book value per common share Tangible book value per share (1) $16.818047069252106 $16.222260677353741 $15.416442086364484 $18.2701997701135 $15.816120581282371 EPS_Basic Basic earnings per common share $0.5542569290780448 $0.67818178436645749 $0.34282489208822919 $0.47778654941594234 $0.5731969840679455 EPS_Diluted Diluted earnings per common share $0.55189955143231295 $0.67030412762111058 $0.33970561035251029 $0.47064017295355659 $0.55972335628645931 DilutedEPS_Adj Adjusted diluted earnings per common share(1) $0.55189955143231295 $0.67 $0.51 $0.5 $0.52

NON-GAAP FINANCIAL RECONCILIATION PAGE 43555QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43555 43465 43373 43281 43190 Quarter YTD Columns hidden for March Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Manual Adj Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Diluted_Shrs Weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 YTD YTD Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 $-1.9068946623270744E-3 $0.16809311037283603 $-2.2599999999999998 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 AvgTangEq Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Manual Adj Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 AvgAssets Average total assets $4,501,760 $4,488,918 $4,060,560 $3,628,960 $3,410,883 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding, end of period Common shares outstanding 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,783 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,768 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 Average total assets 4,501,760 4,488,918 4,060,560 3,628,960 3,410,883 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding at end of period 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,783 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,768 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2019 March 31, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $61,311 Provision for loan losses $1,014 Int_Inc_Discount_Loans $1,557 Average total assets 4,501,760 Average total assets 4,501,760 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.5199999999999999E-2 Credit costs to average assets 8.9999999999999998E-4 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $48,566 Income tax expense $4,481 Total noninterest income 7,538 Average total assets 4,501,760 Net noninterest expense $41,028 Taxes to average assets 4.0000000000000001E-3 Average total assets 4,501,760 Net noninterest expense to average assets ratio 3.6999999999999998E-2 Return on average total assets: Net interest income to average assets 5.52% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.7% Net interest income $61,311 Pre-provision net revenue to average assets 1.82% Net noninterest expense ,-41,028 Credit costs to average assets .09% Pre-provision net revenue $20,283 Taxes to average assets -0.4% Average total assets 4,501,760 Return on average assets 1.3299999999999999E-2 MANUAL ADJ FOR ROUNDING Pre-provision net revenue to average assets 1.8200000000000001E-2 0 0 $ Amount -2.1903677050686549E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets

NON-GAAP FINANCIAL RECONCILIATION PAGE 43555QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43555 43465 43373 43281 43190 Quarter YTD Columns hidden for March Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Manual Adj Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Diluted_Shrs Weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 YTD YTD Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 $-1.9068946623270744E-3 $0.16809311037283603 $-2.2599999999999998 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 AvgTangEq Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Manual Adj Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 AvgAssets Average total assets $4,501,760 $4,488,918 $4,060,560 $3,628,960 $3,410,883 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding, end of period Common shares outstanding 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,783 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,768 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 Average total assets 4,501,760 4,488,918 4,060,560 3,628,960 3,410,883 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding at end of period 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,783 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,768 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2019 March 31, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $61,311 Provision for loan losses $1,014 Int_Inc_Discount_Loans $1,557 Average total assets 4,501,760 Average total assets 4,501,760 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.5199999999999999E-2 Credit costs to average assets 8.9999999999999998E-4 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $48,566 Income tax expense $4,481 Total noninterest income 7,538 Average total assets 4,501,760 Net noninterest expense $41,028 Taxes to average assets 4.0000000000000001E-3 Average total assets 4,501,760 Net noninterest expense to average assets ratio 3.6999999999999998E-2 Return on average total assets: Net interest income to average assets 5.52% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.7% Net interest income $61,311 Pre-provision net revenue to average assets 1.82% Net noninterest expense ,-41,028 Credit costs to average assets .09% Pre-provision net revenue $20,283 Taxes to average assets -0.4% Average total assets 4,501,760 Return on average assets 1.3299999999999999E-2 MANUAL ADJ FOR ROUNDING Pre-provision net revenue to average assets 1.8200000000000001E-2 0 0 $ Amount -2.1903677050686549E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets

NON-GAAP FINANCIAL RECONCILIATION PAGE 43555QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43555 43465 43373 43281 43190 Quarter YTD Columns hidden for March Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Manual Adj Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Diluted_Shrs Weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 YTD YTD Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 $-1.899551432312907E-3 $0.16810044330379281 $-2.2599999999999998 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 AvgTangEq Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Manual Adj Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 AvgAssets Average total assets $4,501,760 $4,488,918 $4,060,560 $3,628,960 $3,410,883 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding, end of period Common shares outstanding 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,698 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,683 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367732880526916 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 Average total assets 4,501,760 4,488,918 4,060,560 3,628,960 3,410,883 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding at end of period 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,698 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,683 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367732880526916 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2019 March 31, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $61,311 Provision for loan losses $1,014 Int_Inc_Discount_Loans $1,557 Average total assets 4,501,760 Average total assets 4,501,760 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.5199999999999999E-2 Credit costs to average assets 8.9999999999999998E-4 Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense $48,566 Income tax expense $4,481 Transaction related costs 0 Tax effect of adjustments 0 Adjusted noninterest expense 48,566 Adjusted tax expense 4,481 Total noninterest income 7,538 Average total assets 4,501,760 Net noninterest expense $41,028 Taxes to average assets 4.0000000000000001E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,501,760 Net noninterest expense to average assets ratio 3.6999999999999998E-2 Return on average total assets: Net interest income to average assets 5.52% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.7% Net interest income $61,311 Pre-provision net revenue to average assets 1.82% CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Net noninterest expense ,-41,028 Credit costs to average assets .09% Pre-provision net revenue $20,283 Taxes to average assets -0.4% Average total assets 4,501,760 Return on average assets 1.3299999999999999E-2 MANUAL ADJ FOR ROUNDING Pre-provision net revenue to average assets 1.8200000000000001E-2 MANUAL ADJ FOR ROUNDING 0 0 $ Amount -2.1903677050686549E-5 Discount Accretion #REF!

NON-GAAP FINANCIAL RECONCILIATION PPAGE AGE 43555QTD 42916QTD 42825QTD 42460QTD 42185QTD Period end date 43555 43465 43373 43281 43190 Quarter YTD Columns hidden for March Days in Year 365 365 365 365 365 Days in Quarter 90 92 92 91 90 As of and for the Three Months Ended (Dollars in thousands, March 31, December 31, September 30, June 30, March 31, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Manual Adj Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Diluted_Shrs Weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 YTD YTD Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 $-1.899551432312907E-3 $0.16810044330379281 $-2.2599999999999998 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 AvgTangEq Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Manual Adj Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Manual Adj Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 AvgAssets Average total assets $4,501,760 $4,488,918 $4,060,560 $3,628,960 $3,410,883 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding, end of period Common shares outstanding 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,698 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,683 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367732880526916 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Gain on sale of subsidiary 0 0 0 0 -1,071 Transaction related costs 0 0 5,871 1,094 0 Tax effect of adjustments 0 0 -1,392 -,257 248.36490000000001 Adjusted net income available to common stockholders $14,788 $18,085 $13,454 $13,029 $11,055.3649 Dilutive effect of convertible preferred stock 0 0 195 193 190 Adjusted net income available to common stockholders - diluted $14,788 $18,085 $13,649 $13,222 $11,245.3649 Weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 26,794,041.255555555 26,979,949.391304348 26,991,830.282608695 26,315,878.197802197 21,560,523.777777776 Adjusted diluted earnings per common share $0.55000000000000004 $0.67 $0.51 $0.5 $0.52 Net income available to common stockholders $14,788 $18,085 $8,975 $12,192 $11,878 Average tangible common equity ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,491,492.37677079404 ,326,613.87815996399 Return on average tangible common equity 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 9.9500000000000005E-2 0.14748879980322205 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Adjusted efficiency ratio: Net interest income $61,311 $64,881 $61,782 $53,257 $47,130 Non-interest income 7,538 6,794 6,059 4,945 5,172 Operating revenue 68,849 71,675 67,841 58,202 52,302 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted operating revenue $68,849 $71,675 $67,841 $58,202 $51,231 Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Adjusted efficiency ratio 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.62380000000000002 0.66448049032812162 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $48,566 $46,962 $48,946 $37,403 $34,042 Transaction related costs 0 0 -5,871 -1,094 0 Adjusted non-interest expenses $48,566 $46,962 $43,075 $36,309 $34,042 Total non-interest income $7,538 $6,794 $6,059 $4,945 $5,172 Gain on sale of subsidiary 0 0 0 0 -1,071 Adjusted non-interest income $7,538 $6,794 $6,059 $4,945 $4,101 Adjusted net non-interest expenses $41,028 $40,168 $37,016 $31,364 $29,941 Average total assets 4,501,760 4,488,918 4,060,560 3,628,960 3,410,883 Adjusted net non-interest expense to average assets ratio 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.4665760807685769E-2 3.559998653981649E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended March 31, December 31, September 30, June 30, March 31, (Dollars in thousands, except per share amounts) 2019 2018 2018 2018 2018 Total stockholders' equity $,646,216 $,636,607 $,616,641 $,607,225 $,402,944 Preferred stock liquidation preference 0 0 -9,658 -9,658 -9,658 Total common stockholders' equity ,646,216 ,636,607 ,606,983 ,597,567 ,393,286 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Tangible common stockholders' equity $,449,201 $,437,190 $,405,141 $,479,790 $,329,363 Common shares outstanding at end of period 26,709,411 26,949,936 26,279,761 26,260,785 20,824,509 Tangible book value per share $16.818079589999197 $16.22230197503994 $15.416464403919047 $18.270207840321603 $15.816123203673133 Total assets at end of period $4,529,698 $4,559,779 $4,537,102 $3,794,631 $3,405,010 Goodwill and other intangibles -,197,015 -,199,417 -,201,842 -,117,777 ,-63,923 Adjusted total assets at period end $4,332,683 $4,360,362 $4,335,260 $3,676,854 $3,341,087 Tangible common stockholders' equity ratio 0.10367732880526916 0.10026461105752228 9.3452526492067367E-2 0.13048927153485018 9.8579594006381749E-2 90 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended March 31, 2019 March 31, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $61,311 Provision for loan losses $1,014 Int_Inc_Discount_Loans $1,557 Average total assets 4,501,760 Average total assets 4,501,760 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.5199999999999999E-2 Credit costs to average assets 8.9999999999999998E-4 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $48,566 Income tax expense $4,481 Total noninterest income 7,538 Average total assets 4,501,760 Net noninterest expense $41,028 Taxes to average assets 4.0000000000000001E-3 Average total assets 4,501,760 Net noninterest expense to average assets ratio 3.6999999999999998E-2 Return on average total assets: Net interest income to average assets 5.52% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.7% Net interest income $61,311 Pre-provision net revenue to average assets 1.82% Net noninterest expense ,-41,028 Credit costs to average assets .09% Pre-provision net revenue $20,283 Taxes to average assets -0.4% Average total assets 4,501,760 Return on average assets 1.3299999999999999E-2 MANUAL ADJ FOR ROUNDING Pre-provision net revenue to average assets 1.8200000000000001E-2 0 0 $ Amount -2.1903677050686549E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets

Appendix

Factoring 101 PAGE Client Account Debtor What is factoring? Factoring is one of the oldest forms of finance. Factoring is a financial transaction in which a business sells its accounts receivable to a third party (factor) at a discount. A business typically factors  its receivable assets to meet its present and immediate cash needs. The transaction is a purchase, not a loan. What is the market? Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$120B in annual purchases. Given these estimates, we assume transportation factoring is 45-50% of that market or approximately $60mm. We represent ~5% of the total market and ~10% of the transportation market. We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors. Who are our clients? Our typical client has limited financial systems. We factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings. Who is Triumph Business Capital? We are a highly specialized factor in the transportation space factoring 3 groups of clients: Recourse trucking Non-recourse trucking (owner / operators) Freight brokers Other industry verticals Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.) Triumph Business Capital Economics: Our client performs services for the account debtor. The client generates an invoice for $1,000 payable in 30 days. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or “holdback”). Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected (“turned”) every 36 days (or ~10 times per year) Triumph’s annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900). When the invoice is collected, the 10% holdback less our fee is paid to the client. *IFA is the International Factoring Association and can be found at http://www.factoring.org (Factor)

TriumphPay 101



(Client) Broker
1 Approved Invoice
QuickPay
2 Yes
Pay Carrier $1,980
24h
TRIUMPH PAY
3 TBC drafts $2,000 from Broker
20
$10 Revenue Share Paid Monthly
4
No
5
Pay Carrier $2,000
21
TRIUMPH BUSINESS CAPITAL

What is TriumphPay?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

What is the market?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be ~**$170 billion**.

Who is the Customer?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

TriumphPay Economics:

1. Client approves invoice for $2,000. Payment terms are 21 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,980 same day or next day. The $20 difference represents the QuickPay fee. In this example arrangement, that fee is then split between the broker and Triumph, $10 each.
3. At day 20, Triumph drafts $2,000 from the broker.
4. The $10 fee retained by Triumph equates to an annualized yield of 9.2% ($10 fee / $1,980 advanced x 365 days / 20 days).

No QuickPay

5. If the carrier declines to use QuickPay, at day 20 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on day 21. One day float to Triumph.

TRIUMPH

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